Exhibit 10.7

LOCK-UP AGREEMENT

__________, 2010

InVivo Therapeutics Holding Corp.
One Broadway, 14th Floor
Cambridge, MA 02142

Spencer Trask Ventures, Inc.
535 Madison Avenue, 12th Floor
New York, NY 10022

Gentlemen:

Reference is made to the Agreement and Plan of Merger and Reorganization (the “Merger Agreement”), dated as of __________, 2010, by and among InVivo Therapeutics Holding Corp., a Nevada corporation (the “Parent”), InVivo Therapeutics Acquisition Corp., a Delaware corporation, and InVivo Therapeutics Corporation, a Delaware corporation (the “Company”).  In connection with the Merger Agreement, stockholders of the Company shall receive shares of the Parent’s common stock, par value $0.00001 per share (“Common Stock”), in consideration for shares of the Company held by them at the effective time of the merger.  In consideration of the Parent and the Company entering into the Merger Agreement, the undersigned, an officer, director or holder of 5% or more of the Company’s Common Stock, hereby agrees as follows:

1.   The undersigned hereby covenants and agrees, except as provided herein, not to (a) offer, sell, contract to sell, grant any option to purchase, hypothecate, pledge or otherwise dispose of or (b) transfer title to (a “Prohibited Sale”) any of the shares of Common Stock acquired by the undersigned pursuant to, and in connection with, the Merger Agreement (the “Acquired Shares”), during the period commencing on the Closing Date (as defined in the Merger Agreement) and ending on the earlier of (i) twelve months from the Closing Date, or (ii) six months following the effective date of the Registration Statement (as defined in the Merger Agreement) (the “Lockup Period”), without the prior written consent of the Parent.  Notwithstanding the foregoing, the undersigned shall be permitted from time to time during the Lockup Period, without the prior written consent of the Parent and Spencer Trask Ventures, Inc., as applicable, (i) to engage in transactions in connection with the undersigned’s participation in the Parent’s stock option plans, if any, (ii) to transfer all or any part of the Acquired Shares to any family member, for estate planning purposes, or to an affiliate thereof (as such term is defined in Rule 405 under the Securities Act of 1933, as amended), provided that such transferee agrees in writing with the Parent to be bound hereby, or (iii) to participate in any transaction in which holders of Common Stock participate or have the opportunity to participate pro rata, including, without limitation, a merger, consolidation or binding share exchange involving the Parent, a disposition of the Common Stock in connection with the exercise of any rights, warrants or other securities distributed to the Parent’s stockholders, or a tender or exchange offer for the Common Stock, and no transaction contemplated by the foregoing clauses (i), (ii) or (iii) shall be deemed a Prohibited Sale for purposes of this Agreement.

2.   This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles of conflicts or choice of laws thereof.

3.   This Agreement will become a binding agreement among the undersigned as of the Closing Date (as defined in the Merger Agreement).  In the event that no closing occurs under the Merger Agreement, this Agreement shall be null and void.  This Agreement (and the agreements reflected herein) may be terminated by the mutual agreement of the Parent and the undersigned, and if not sooner terminated, will terminate upon the expiration date of the Lockup Period.  This Agreement may be duly executed by facsimile and in any number of counterparts, each of which shall be deemed an original, and all of which together shall be deemed to constitute one and the same instrument.  Signature pages from separate identical counterparts may be combined with the same effect as if the parties signing such signature page had signed the same counterpart.  This Agreement may be modified or waived only by a separate writing signed by each of the parties hereto expressly so modifying or waiving such agreement.

4.   This Lock-Up Agreement constitutes the entire agreement between the parties with regard to the lock up restriction and supersedes any prior understandings, agreements, or representations by or between the parties.

Very truly yours,

Print Name:

Address:

Number of shares of Common Stock owned:
Certificate Numbers:

[Company signature on the following page]

Accepted and Agreed to:

InVivo Therapeutics Holding Corp.

By:
Name:
Title:

Spencer Trask Ventures, Inc.

By:
Name:
Title:

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